Filed Pursuant to Rule 497(e)
1933 Act File No. 333-12745
1940 Act File No. 811-07831
FMI Funds, Inc.
October 9, 2026

Supplement to the Prospectus dated January 31, 2026
Important Information about the FMI Global Fund

Fund Termination and Liquidation

The Board of Directors of the FMI Global Fund has determined that it is in the best interests of the shareholders of the Fund to liquidate the Fund.  During the liquidation process, the Fund will not be able to achieve its investment objective of long-term capital appreciation.
The FMI Global Fund will be liquidated using the following process:
●
Purchases or exchanges into the Fund will be stopped after the close of business on November 12, 2026.
●
A distribution of any applicable dividends and capital gains will be made to shareholders with a record date of November 16, 2026 and a payable date of November 17, 2026.
●
Sales or exchanges out of the Fund will be stopped after the close of business November 18, 2026.
●
Remaining securities held in the Fund will begin to be sold November 19, 2026.
●
The holdings of any remaining shareholders in the Fund will be distributed based on the November 23, 2026 net asset value.
The liquidation of the FMI Global Fund, like any redemption or exchange of Fund shares, will constitute a sale upon which a gain or loss may be recognized for federal income tax purposes depending upon the type of account and the adjusted cost basis of the investor’s shares.  IRA shareholders should refer to their IRA disclosure statement for information as to the tax consequences of the liquidation for them.
Exchanging Shares of FMI Global Fund

In light of the decision of the Board of Directors to liquidate the FMI Global Fund, shareholders will probably want to exchange or redeem their shares as soon as practicable.  Shareholders of the Fund may exchange their shares into another one of the FMI Funds at their relative net asset values.  For more details on the other FMI Funds, you should review the prospectus, which is available on the FMI Funds’ website at www.fmimgt.com, or by calling 1-800-811-5311.  The FMI Funds consist of the FMI Common Stock Fund, the FMI Large Cap Fund, the FMI International Fund, and the FMI International Fund II – Currency Unhedged Fund.

The exchange privilege is only available in states where the exchange may be legally made.  The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.
For Additional Information

You may call 1-800-811-5311 with questions or for additional information.
Investment return and principal will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost.  It is possible to lose money on an investment in the FMI Funds.  Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the applicable FMI Fund and should read the prospectus carefully, which contains this and other information.  The prospectus for the FMI Funds are available on the FMI Funds’ website at www.fmimgt.com, or you can get one by calling 1-800-811-5311.
* * *
The date of this Supplement is October 9, 2026.
Please retain this Supplement for future reference.

4835-36